Exhibit 99.1

Freddie Mac Class A Multifamily M Certificates Series M-035
Underlying Bonds Agreed-Upon Procedures

Report To:
Federal Home Loan Mortgage Corporation
Citigroup Global Markets Inc.
SAHI TEBS I LLC

28 August 2015

Report of Independent Accountants on Applying Agreed-Upon Procedures

Federal Home Loan Mortgage Corporation
8200 Jones Branch Drive
McLean, Virginia 22102

Citigroup Global Markets Inc.
390 Greenwich Street, 2nd Floor
New York, New York 10013

SAHI TEBS I LLC
225 East Deerpath, Suite 224
Lake Forest, Illinois 60045

Re:	Freddie Mac Class A Multifamily M Certificates Series M-035 (the “Certificates”) Underlying Bonds Agreed-Upon Procedures

We have performed the procedure enumerated in Attachment A, which was agreed to by the addressees of this report (the “Specified Parties”), solely to assist Federal Home Loan Mortgage Corporation (“Freddie Mac”) in evaluating the accuracy of certain information with respect to the Underlying Bonds (defined below) relating to the Freddie Mac Class A Multifamily M Certificates, Series M-035 securitization transaction.  This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the procedure is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedure described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedure performed and our associated findings are included in Attachment A.

A member firm of Ernst & Young Global Limited

For the purpose of the procedure described in this report, Freddie Mac provided us with:
a.
An electronic data file labeled “Freddie TEBS DATA TAPE_V1 Systima 8-28-2015 M035.xlsm” and the related record layout and decode information (the “Data File”), that Freddie Mac indicated contains information as of 1 September 2015 (the “Cutoff Date”) on a pool of multifamily affordable housing bonds issued by state and local entities to finance multifamily affordable housing mortgages (the “Underlying Bonds”),

b.
Imaged copies of:
i.     The Underlying Bond offering document (the “Official Statement”),
ii.    A questionnaire completed by the Underlying Bond trustee (the “Trustee Questionnaire”) and
iii.   The Underlying Bond trust indenture (the “Indenture,” together with the Official Statement and Trustee Questionnaire, the “Source Documents”) for each Underlying Bond,

c.	The list of relevant characteristics (the “Bond Characteristics”) on the Data File relating to the Underlying Bonds, which are listed on Exhibit 1 to Attachment A and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedure in Attachment A was limited to comparing or recalculating certain information that is further described in Attachment A.  Freddie Mac is responsible for the Data File, Source Documents, Bond Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any further procedures other than the procedure in Attachment A with respect to the preparation or verification of any of the information set forth on the Data File.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the information on the Source Documents or any other information provided to us by Freddie Mac upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion as to (a) the existence of the Underlying Bonds, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by Freddie Mac that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not conducted for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:

i.     Whether the origination of the Underlying Bonds conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.    The value of the collateral securing the Underlying Bonds,
iii.   Whether the originator of the Underlying Bonds complied with federal, state or local laws or regulations or
iv.   Any other factor or characteristic of the Underlying Bonds that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

28 August 2015

Attachment A

Procedure we performed and our associated findings

1.
For each Underlying Bond, we compared the Bond Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions provided by Freddie Mac that are stated in the notes to Exhibit 1 to Attachment A.  The Source Document that we were instructed by Freddie Mac to use for each Bond Characteristic is shown on Exhibit 1 to Attachment A.  All such compared information was in agreement.

Exhibit 1 to Attachment A

Bond Characteristics

Bond Characteristic	Source Document	Note

Property name	Official Statement	i.
Lien priority	Official Statement
Debt type	Official Statement
CUSIP	Official Statement
Authorized bond denominations	Official Statement
Interest type	Trustee Questionnaire	ii.
Bond or mortgage rate	Official Statement
Cap or SWAP	Trustee Questionnaire	iii.
Strike rate	Trustee Questionnaire	iii.
Original balance	Official Statement
Current balance	Official Statement and recalculation	iv.
First payment date	Official Statement
Original bond or note date	Indenture
Maturity date	Official Statement
Payment frequency	Official Statement

Notes:

i.	For identification purposes only.

ii.
For the purpose of comparing the interest type Bond Characteristic, Freddie Mac instructed us to use “Fixed” for any Underlying Bond that has a response of “N/A” for question II.2. on the Trustee Questionnaire, which asks, “If the Bonds are variable rate/multimodal, what is the current interest rate mode and rate on the Bonds (specify for each separate series, as applicable)?”.

iii.
For the purpose of comparing the cap or SWAP and strike rate Bond Characteristics, Freddie Mac instructed us to use “N/A” for any Underlying Bond that has a response of “No” for question VII.1. on the Trustee Questionnaire, which asks, “Is there any interest rate cap agreement, swap agreement or other interest rate hedge agreement for the Bonds currently in effect or required to be effective?”.

Exhibit 1 to Attachment A
Page  of 2

Notes: (continued)

iv.
For the purpose of comparing the current balance Bond Characteristic, Freddie Mac instructed us to recalculate the current balance of each Underlying Bond by subtracting all principal redemption amounts scheduled to occur on or prior to the Cutoff Date, as shown on the Official Statement, from the original balance of such Underlying Bond, as shown on the Official Statement.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions provided by Freddie Mac that are described in the notes above.